Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President
325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

SECOND QUARTER EARNINGS RESULTS

ABILENE, Texas, July 17, 2014 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the second quarter of 2014 of $21.21 million, up 8.80 percent compared with earnings of $19.49 million in the same quarter last year. Basic earnings per share were $0.33 for the second quarter of 2014 compared with $0.31 in the same quarter a year ago.

Net interest income for the second quarter of 2014 increased 16.19 percent to $48.22 million compared with $41.50 million in the same period of 2013. The net interest margin, on a taxable equivalent basis, was 4.24 percent compared to 4.32 percent in the first quarter of 2014 and 4.18 percent in the same quarter last year. Included in interest income for the second quarter of 2014 was $366 thousand, or two basis points in net interest margin, related to discount accretion from fair value accounting related to the Orange and Huntsville acquisitions.

The provision for loan losses was $1.12 million in the second quarter of 2014 compared with $832 thousand in the same quarter last year and $1.69 million in the first quarter of 2014, primarily due to continued loan growth. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.93 percent at June 30, 2014, compared with 1.02 percent at March 31, 2014, and 1.20 percent at June 30, 2013. Classified loans totaled $79.93 million at June 30, 2014, compared to $81.56 million at March 31, 2014, and $87.83 million at June 30, 2013.

Noninterest income increased 4.74 percent in the second quarter of 2014 to $15.87 million compared with $15.15 million in the same quarter a year ago. Trust fees increased to $4.55 million in the second quarter of 2014 compared with $3.95 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $3.63 billion from $3.05 billion a year ago along with additional oil and gas activity. ATM, interchange and credit card fees increased 13.70 percent to $4.75 million compared with $4.18 million in the same quarter last year. Real estate mortgage fees decreased to $1.34 million in the second quarter of 2014 compared to $1.69 million in the same quarter last year due to the decline in the overall mortgage refinance market.

Noninterest expense increased in the second quarter of 2014 to $35.00 million from $32.45 million in the first quarter of 2014 and $29.91 million in the same quarter last year. The increase in noninterest expense in the second quarter of 2014 from the first quarter of 2014 was largely attributable to the Company’s recognition of $2.39 million related to a litigation settlement and the deductible from damage sustained in a hail storm in Abilene. The additional increase in noninterest expense in the second quarter of 2014 compared to the same quarter a year ago was mainly due to increases in salary and employee benefit costs to $17.27 million, an increase of 6.95 percent when compared to $16.15 million in the same quarter a year ago, primarily driven by an increase in personnel from the Orange acquisition and annual pay increases. The Company’s efficiency ratio in the second quarter of 2014 was 50.84 percent compared with 49.25 percent in the same quarter last year.

For the first half of 2014, net income increased 14.38 percent to $43.54 million from $38.07 million a year ago. Basic earnings per share rose to $0.68 in the first half of 2014 from $0.60 in the same period last year. Net interest income increased 18.98 percent to $95.39 million in the first half of 2014 from $80.17 million in the same period a year ago. The provision for loan losses totaled $2.81 million compared with $1.23 million in the first half of the previous year. Noninterest income was $32.28 million in the first half of 2014 compared with $29.11 million a year ago. Noninterest expense rose to $67.45 million in the first half of 2014 compared with $57.38 million last year.

As of June 30, 2014, consolidated assets for the Company totaled $5.45 billion compared with $4.98 billion a year ago. Loans totaled $2.79 billion at quarter end compared with loans of $2.58 billion a year ago. Total deposits grew 10.23 percent to $4.32 billion at June 30, 2014, compared to $3.92 billion a year ago. Shareholders’ equity rose to $640.04 million as of June 30, 2014, compared with $575.86 million at June 30, 2013.

“We are pleased to report another quarter of good growth in loans and deposits as well as solid earnings,” said F. Scott Dueser, Chairman, President and CEO. “In the second half of the year, we will continue to pursue opportunities for acquisitions and focus on growing loans, cutting costs and increasing income.”

On April 22, 2014, the Company’s Board of Directors declared a two-for-one stock split in the form of a 100 percent stock dividend, which was effective June 2, 2014. All share and per share amounts in this earnings release have been restated to reflect this stock split.

All amounts for the second quarter of 2014 include the results of the Company’s acquisition of Orange Savings Bank, SSB, Orange, Texas, which was effective on May 31, 2013. As of the acquisition date, Orange had total loans of $293.29 million and total deposits of $385.95 million.

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates 12 banking regions with 60 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Mauriceville, Merkel, Midlothian, Mineral Wells, Moran, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Trent, Trophy Club, Vidor, Waxahachie, Weatherford and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with seven locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2014		2013
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ASSETS:
Cash and due from banks	$166,237	$160,469	$183,084	$164,666	$138,087
Interest-bearing deposits in banks	68,331	3,772	25,498	48,634	6,624
Interest-bearing time deposits in banks	24,188	30,026	31,917	34,352	39,350
Fed funds sold	3,110	3,620	3,430	14,300	16,025
Investment securities	2,174,396	2,163,599	2,058,407	1,976,101	1,975,490
Loans	2,786,644	2,698,717	2,689,448	2,614,809	2,578,883
Allowance for loan losses	(35,892)	(34,693)	(33,900)	(34,800)	(34,099)

Net loans	2,750,752	2,664,024	2,655,548	2,580,009	2,544,784
Premises and equipment	96,619	95,406	95,505	94,676	94,808
Goodwill	94,882	94,882	94,882	94,882	94,882
Other intangible assets	2,547	2,600	2,603	2,547	2,366
Other assets	65,294	62,629	71,334	65,468	70,189

Total assets	$5,446,356	$5,281,027	$5,222,208	$5,075,635	$4,982,605

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Noninterest-bearing deposits	$1,445,947	$1,389,331	$1,362,184	$1,371,835	$1,305,049
Interest-bearing deposits	2,872,511	2,844,950	2,772,891	2,628,722	2,612,540

Total deposits	4,318,458	4,234,281	4,135,075	4,000,557	3,917,589
Short-term borrowings	434,583	383,220	463,888	466,500	431,575
Other liabilities	53,279	46,960	35,598	40,337	57,577
Shareholders’ equity	640,036	616,566	587,647	568,241	575,864

Total liabilities and shareholders’ equity	$5,446,356	$5,281,027	$5,222,208	$5,075,635	$4,982,605

	Quarter Ended
	2014		2013
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
INCOME STATEMENTS
Interest income	$49,254	$48,209	$47,756	$46,655	$42,446
Interest expense	1,037	1,036	1,066	1,164	946

Net interest income	48,217	47,173	46,690	45,491	41,500
Provision for loan losses	1,124	1,690	1,171	1,349	832

Net interest income after provision for loan losses	47,093	45,483	45,519	44,142	40,668
Noninterest income	15,872	16,405	15,792	17,075	15,153
Noninterest expense	35,002	32,448	33,096	35,534	29,911

Net income before income taxes	27,963	29,440	28,215	25,683	25,910
Income tax expense	6,758	7,104	6,977	6,121	6,420

Net income	$21,205	$22,336	$21,238	$19,562	$19,490

PER COMMON SHARE DATA
Net income - basic	$0.33	$0.35	$0.33	$0.31	$0.31
Net income - diluted	0.33	0.35	0.33	0.30	0.31
Cash dividends declared	0.14	0.13	0.13	0.13	0.13
Book Value	9.99	9.63	9.18	8.88	9.01
Market Value	$31.37	$30.90	$33.06	$29.43	$27.83
Shares outstanding - end of period	64,053,010	64,039,234	63,984,994	63,955,340	63,934,848
Average outstanding shares - basic	64,045,282	64,010,076	63,965,876	63,940,810	63,366,710
Average outstanding shares - diluted	64,301,306	64,212,018	64,192,458	64,243,542	63,619,680

PERFORMANCE RATIOS
Return on average assets	1.59%	1.74%	1.65%	1.56%	1.67%
Return on average equity	13.46	15.02	14.47	13.64	13.53
Net interest margin (tax equivalent)	4.24	4.32	4.27	4.25	4.18
Efficiency ratio	50.84	47.57	49.42	53.10	49.25

	Six Months Ended June 30,
	2014	2013
INCOME STATEMENTS
Interest income	$97,463	$82,022
Interest expense	2,073	1,851

Net interest income	95,390	80,171
Provision for loan losses	2,814	1,233

Net interest income after provision for loan losses	92,576	78,938
Noninterest income	32,277	29,113
Noninterest expense	67,449	57,382

Net income before income taxes	57,404	50,669
Income tax expense	13,863	12,602

Net income	$43,541	$38,067

PER COMMON SHARE DATA
Net income - basic	$0.68	$0.60
Net income - diluted	0.68	0.60
Cash dividends declared	0.27	0.26
Book Value	9.99	9.01
Market Value	$31.37	$27.83
Shares outstanding - end of period	64,053,010	63,934,848
Average outstanding shares - basic	64,027,776	63,192,300
Average outstanding shares - diluted	64,298,525	63,419,942

PERFORMANCE RATIOS
Return on average assets	1.66%	1.69%
Return on average equity	14.22	13.47
Net interest margin (tax equivalent)	4.28	4.18
Efficiency ratio	49.22	48.98

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2014		2013
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$34,693	$33,900	$34,800	$34,099	$34,672
Loans charged off	(302)	(1,297)	(1,294)	(944)	(1,570)
Loan recoveries	377	400	311	297	165

Net recoveries (charge-offs)	75	(897)	(983)	(647)	(1,405)
Provision for loan losses	1,124	1,690	1,171	1,348	832
Transfer of off balance sheet exposure to other liabilities	—	—	(1,088)	—	—

Balance at end of period	$35,892	$34,693	$33,900	$34,800	$34,099

Allowance for loan losses / period-end loans	1.29%	1.29%	1.26%	1.33%	1.32%
Allowance for loan losses / nonperforming loans	151.52	140.23	120.82	152.21	128.75
Net charge-offs / average loans (annualized)	(0.01)	0.14	0.15	0.10	0.24

NONPERFORMING ASSETS
Nonaccrual loans	$23,565	$24,710	$27,926	$22,809	$26,297
Accruing loans 90 days past due	123	30	133	54	187

Total nonperforming loans	23,688	24,740	28,059	22,863	26,484
Foreclosed assets	2,342	2,813	3,069	5,672	4,589

Total nonperforming assets	$26,030	$27,553	$31,128	$28,535	$31,073

As a % of loans and foreclosed assets	0.93%	1.02%	1.16%	1.09%	1.20%
As a % of end of period total assets	0.48	0.52	0.60	0.56	0.62

CAPITAL RATIOS
Tier 1 risk-based	16.15%	16.24%	15.82%	15.37%	15.20%
Total risk-based	17.30	17.39	16.92	16.49	16.31
Tier 1 leverage	9.99	9.95	9.84	9.77	10.32
Equity to assets	11.75	11.68	11.25	11.20	11.56

	Quarter Ended
	2014		2013
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
NONINTEREST INCOME
Trust fees	$4,549	$4,576	$4,433	$4,138	$3,953
Service charges on deposits	4,174	4,047	4,537	4,798	4,316
ATM, interchange and credit card fees	4,754	4,443	4,436	4,404	4,181
Real estate mortgage fees	1,337	1,024	1,200	2,008	1,686
Net gain (loss) on sale of available-for-sale securities	(1)	(4)	—	(108)	33
Net gain (loss) on sale of foreclosed assets	47	452	111	36	17
Net gain (loss) on sale of assets	44	3	6	9	1
Other noninterest income	968	1,864	1,069	1,790	966

Total noninterest income	$15,872	$16,405	$15,792	$17,075	$15,153

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$16,279	$16,197	$15,690	$16,024	$14,968
Profit sharing expense	995	1,217	1,942	1,477	1,183
Net occupancy expense	2,273	2,234	2,101	2,164	2,064
Equipment expense	2,665	2,622	2,527	2,490	2,380
FDIC insurance premiums	684	659	636	640	568
ATM, interchange and credit card expenses	1,696	1,480	1,499	1,474	1,347
Legal, tax and professional fees	1,208	1,273	1,248	1,576	1,272
Audit fees	367	369	506	368	351
Printing, stationery and supplies	554	775	562	534	498
Amortization of intangible assets	74	75	77	77	33
Advertising and public relations	1,465	1,375	1,495	1,245	1,100
Correspondent bank service charges	215	228	241	250	222
Other noninterest expense	6,527	3,944	4,572	7,215	3,925

Total noninterest expense	$35,002	$32,448	$33,096	$35,534	$29,911

TAX EQUIVALENT YIELD ADJUSTMENT	$4,753	$4,629	$4,490	$4,358	$4,082

	Six Months Ended June 30,
	2014	2013
NONINTEREST INCOME
Trust fees	$9,125	$7,746
Service charges on deposits	8,221	8,211
ATM, interchange and credit card fees	9,197	7,910
Real estate mortgage fees	2,361	3,069
Net gain (loss) on sale of available-for-sale securities	(5)	255
Net gain (loss) on sale of foreclosed assets	499	(299)
Net gain (loss) on sale of assets	47	169
Other noninterest income	2,832	2,052

Total noninterest income	$32,277	$29,113

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$32,476	$29,069
Profit sharing expense	2,212	2,262
Net occupancy expense	4,507	3,831
Equipment expense	5,287	4,661
FDIC insurance premiums	1,343	1,141
ATM, interchange and credit card expenses	3,176	2,687
Legal, tax and professional fees	2,481	2,265
Audit fees	735	685
Printing, stationery and supplies	1,329	970
Amortization of intangible assets	148	43
Advertising and public relations	2,841	2,094
Correspondent bank service charges	443	424
Other noninterest expense	10,471	7,250

Total noninterest expense	$67,449	$57,382

TAX EQUIVALENT YIELD ADJUSTMENT	$9,383	$7,877

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended June 30, 2014			Three Months Ended Mar. 31, 2014
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$11,310	$12	0.41%	$5,718	$5	0.35%
Interest-bearing deposits in nonaffiliated banks	48,974	78	0.64	48,708	82	0.68
Taxable securities	1,159,430	7,091	2.45	1,121,296	7,084	2.53
Tax exempt securities	1,037,608	12,599	4.86	992,947	12,218	4.92
Loans	2,748,023	34,227	5.00	2,689,474	33,450	5.04

Total interest-earning assets	5,005,345	$54,007	4.33%	4,858,143	$52,839	4.41%
Noninterest-earning assets	335,651			351,309

Total assets	$5,340,996			$5,209,452

Interest-bearing liabilities:
Deposits	$2,867,740	$955	0.13%	$2,817,181	$941	0.14%
Fed funds purchased and other short term borrowings	406,913	82	0.08	426,204	96	0.09

Total interest-bearing liabilities	3,274,653	$1,037	0.13%	3,243,385	$1,037	0.13%
Noninterest-bearing liabilities	1,434,674			1,362,852
Shareholders’ equity	631,669			603,215

Total liabilities and shareholders’ equity	$5,340,996			$5,209,452

Net interest income and margin (tax equivalent)		$52,970	4.24%		$51,802	4.32%

	Three Months Ended Dec. 31, 2013			Three Months Ended Sept. 30, 2013
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$7,177	$7	0.40%	$13,611	$14	0.42%
Interest-bearing deposits in nonaffiliated banks	44,421	89	0.79	49,434	95	0.76
Taxable securities	1,094,256	6,687	2.44	1,011,050	6,130	2.43
Tax exempt securities	958,278	11,817	4.93	943,623	11,441	4.85
Loans	2,650,834	33,645	5.04	2,636,253	33,333	5.02

Total interest-earning assets	4,754,966	$52,245	4.36%	4,653,971	$51,013	4.35%
Noninterest-earning assets	344,927			334,521

Total assets	$5,099,893			$4,988,492

Interest-bearing liabilities:
Deposits	$2,696,123	$950	0.14%	$2,631,862	$1,038	0.16%
Fed funds purchased and other short term borrowings	454,573	115	0.10	457,914	126	0.11

Total interest-bearing liabilities	3,150,696	$1,065	0.13%	3,089,776	$1,164	0.15%
Noninterest-bearing liabilities	1,366,726			1,329,582
Shareholders’ equity	582,471			569,134

Total liabilities and shareholders’ equity	$5,099,893			$4,988,492

Net interest income and margin (tax equivalent)		$51,180	4.27%		$49,849	4.25%

	Three Months Ended June 30, 2013
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$5,918	$9	0.58%
Interest-bearing deposits in nonaffiliated banks	59,333	111	0.75
Taxable securities	1,066,586	6,313	2.37
Tax exempt securities	917,460	10,813	4.71
Loans	2,324,268	29,282	5.05

Total interest-earning assets	4,373,565	$46,528	4.27%
Noninterest-earning assets	305,201

Total assets	$4,678,766

Interest-bearing liabilities:
Deposits	$2,403,899	$853	0.14%
Fed funds purchased and other short term borrowings	405,438	93	0.09

Total interest-bearing liabilities	2,809,337	$946	0.14%
Noninterest-bearing liabilities	1,291,602
Shareholders’ equity	577,827

Total liabilities and shareholders’ equity	$4,678,766

Net interest income and margin (tax equivalent)		$45,582	4.18%

	Six Months Ended June 30, 2014			Six Months Ended June 30, 2013
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$8,530	$16	0.39%	$9,570	$14	0.30%
Interest-bearing deposits in nonaffiliated banks	48,842	160	0.66	91,830	281	0.62
Taxable securities	1,140,469	14,175	2.49	1,052,723	12,688	2.41
Tax exempt securities	1,015,401	24,817	4.89	871,459	20,886	4.79
Loans	2,718,910	67,678	5.02	2,218,292	56,030	5.09

Total interest-earning assets	4,932,152	$106,846	4.37%	4,243,874	$89,899	4.27%
Noninterest-earning assets	343,435			302,071

Total assets	$5,275,587			$4,545,945

Interest-bearing liabilities:
Deposits	$2,842,600	$1,895	0.13%	$2,362,645	$1,721	0.15%
Fed funds purchased and other short term borrowings	416,505	178	0.09	338,549	130	0.08

Total interest-bearing liabilities	3,259,105	$2,073	0.13%	2,701,194	$1,851	0.14%
Noninterest-bearing liabilities	1,398,961			1,274,970
Shareholders’ equity	617,521			569,781

Total liabilities and shareholders’ equity	$5,275,587			$4,545,945

Net interest income and margin (tax equivalent)		$104,773	4.28%		$88,048	4.18%